UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2022

Crinetics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10222 Barnes Canyon Road, Bldg #2

San Diego, California 92121

(858) 450-6464

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Crinetics Pharmaceuticals, Inc. (the “Company”), and pursuant to the amended and restated bylaws of the Company, the Board approved an increase in its authorized size from six members to seven members and appointed Rogério Vivaldi Coelho, M.D., M.B.A. to fill the vacancy created by such increase and serve as a Class I director, with an initial term expiring at the Company’s 2022 annual meeting of stockholders. In connection with his appointment to the Board, Dr. Vivaldi was also appointed to the Audit Committee of the Board.

Pursuant to the Company’s non-employee director compensation program, Dr. Vivaldi (i) will receive an annual cash retainer of $40,000 for service on the Board and an additional annual retainer of $7,500 for service as a member of the Audit Committee, and (ii) was granted on the date of his appointment an option to purchase 25,000 shares of the Company’s common stock, which vests over three years in three equal annual installments on each of the first three anniversaries of the grant date. Dr. Vivaldi has also entered into the Company’s standard form of Indemnification Agreement, the form of which was filed as Exhibit 10.10 to the Company's Annual Report on Form 10-K, filed with the SEC on March 30, 2021, and incorporated herein by reference.

There is no arrangement or understanding between Dr. Vivaldi and any other person pursuant to which Dr. Vivaldi was appointed as a director. Dr. Vivaldi is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended. The Board has determined that Dr. Vivaldi is an independent director in accordance with the listing requirements of the Nasdaq Global Select Market.

On January 5, 2022, the Company issued a press release announcing Dr. Vivaldi’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

99.1	Press release dated January 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2022	Crinetics Pharmaceuticals, Inc.

/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

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